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                                                                   EXHIBIT 23.1

                       Consent of Independent Accountants
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17009 and 333-43633) of Computer Learning Centers, Inc. of our report dated March 13, 1998, except as to Note 16, which is as of April 27, 1998, appearing on page F-2 of this Form 10-K.





/s/ Price Waterhouse LLP



Price Waterhouse LLP
New York, New York
May 1, 1998